UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2009

SkyPostal Networks, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52137	27-0005846
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7805 NW 15th Street
Miami, FL 33126
(Address of Principal Executive Offices)

(305) 599-1812
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICER

Mr. David Fineman has resigned from the SkyPostal Networks, Inc. Board of Directors effective November 17, 2009.  Mr. Fineman had accepted the Chairmanship of the DHL Global Mail (DHLGM), USA Board of Directors on May 1, 2009 with SkyPostal’s approval. At that time DHLGM was considered a cross border mail service retail provider and client of SkyPostal. SkyPostal is a wholesale cross border mail service provider. DHLGM has recently decided to enter the wholesale mail business and now is considered a competitor of SkyPostal. As such, in order to avoid a conflict of interest, Mr. Fineman resigned. The Board of Directors of SkyPostal has not yet appointed a Director to replace Mr. Fineman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPostal Networks, Inc.
(Registrant)

By:	/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

Date: November 20, 2009

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